                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                               INPUT/OUTPUT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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
                               INPUT/OUTPUT, INC.
                         12300 CHARLES E. SELECMAN DRIVE
                              STAFFORD, TEXAS 77477
                                 (281) 933-3339

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 25, 2000

To the Stockholders of Input/Output, Inc.:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Input/Output, Inc. will be held at the Stafford Civic Center, 1415 Constitution Avenue, Stafford, Texas 77477, on Monday, September 25, 2000 at 3:00 p.m., Central Daylight Time, for the following purposes, as described in the accompanying Proxy Statement:

1.       To elect two directors for a three-year term expiring in 2003.

2.       To consider and vote upon the Input/Output, Inc. 2000 Long-Term
         Incentive Plan.

3. To ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending May 31, 2001.

4. To transact any other business which properly may be brought before the Annual Meeting or any adjournment thereof.

         Only stockholders of record of the Company at the close of business on August 14, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company's principal executive offices at 12300 Charles E. Selecman Drive, Stafford, Texas 77477 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the meeting.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

                                            By Order of the Board of Directors,




Stafford, Texas                             C. ROBERT BUNCH
August 24, 2000                             Secretary

                               INPUT/OUTPUT, INC.
                         12300 CHARLES E. SELECMAN DRIVE
                              STAFFORD, TEXAS 77477
                                 (281) 933-3339

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 25, 2000

                    SOLICITATION AND REVOCABILITY OF PROXIES

         The Board of Directors of Input/Output, Inc., a Delaware corporation (the "Company"), is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at the Stafford Civic Center, 1415 Constitution Avenue, Stafford, Texas 77477, on Monday, September 25, 2000 at 3:00 p.m., Central Daylight Time, and at any adjournment thereof. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about August 24, 2000.

         This proxy solicitation is intended to afford stockholders the opportunity to vote on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders dated August 24, 2000. The proxy permits stockholders to withhold voting for any or all nominees for election to the Company's Board of Directors and to abstain from voting on any other proposal if the stockholder chooses.

         All holders of record of outstanding shares of the Company's capital stock at the close of business on August 14, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 51,152,845 shares of common stock, par value $0.01 per share (the "Common Stock"), 40,000 shares of Series B Preferred Stock, par value $0.01 per share and 15,000 shares of Series C Preferred Stock, $0.01 par value per share (together, the "Preferred Stock").

         On each matter to be considered at the Annual Meeting, the Common Stock and Preferred Stock will vote together as a class. Each share of Common Stock is entitled to one vote and each share of Preferred Stock is entitled to 125 votes on each matter presented at the Annual Meeting. The holders of the Company's capital stock having a majority of the voting power, represented in person or by proxy, shall constitute a quorum for purposes of transacting business at the Annual Meeting. A plurality of the votes of holders of the shares of Common Stock and Preferred Stock represented in person or by proxy at the Annual Meeting, provided a quorum is constituted, is required for the election of directors. All other actions require the approval of a majority of the votes cast, provided a quorum is present.

         With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on other proposals and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on these proposals will have the effect of negative votes because these proposals require the approval of a majority of the votes cast. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), brokers who hold shares in street name for customers have the authority to vote on certain "discretionary" items when they have not received instructions from their beneficial owners. NYSE rules provide that brokers who have not received voting instructions from their clients have discretion to grant a proxy and to vote on the election of directors, the proposal to approve the 2000 Long-Term Incentive Plan and the proposal to ratify the appointment of the independent certified public accountants. Under Delaware law, a broker non-vote will have no effect on the outcome of the election of directors or the proposal to ratify the appointment of the auditors.

         Any stockholder has the unconditional right to revoke his proxy at any time before it is voted. Any proxy given may be revoked either by a written notice signed and delivered to the Secretary of the Company prior to the exercise of the proxy, by execution of a subsequent proxy and delivery of the subsequent proxy to the Secretary of the Company, or by voting in person at the Annual Meeting (although attending the

Annual Meeting without executing a ballot or executing a subsequent proxy will not by itself revoke a proxy). Where a stockholder's executed proxy specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specification is made, the shares will be voted (I) FOR the nominees for director identified below, and (II) FOR the approval of the 2000 Long-Term Incentive Plan, and (III) FOR the ratification of the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending May 31, 2001.

                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation divides the Board into three classes. The term of office of one class of directors expires at this Annual Meeting of Stockholders. A second class of directors will serve until the 2001 Annual Meeting of Stockholders, and the third class of directors will serve until the 2002 Annual Meeting of Stockholders.

         Theodore H. Elliott, Jr., who is currently a director of the Company having a term expiring at this year's Annual Meeting, is a nominee for director and will stand for election at this year's Annual Meeting for a three-year term expiring at the 2003 Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal. James M. Lapeyre, Jr., who is Chairman of the Board and a director of the Company having a term expiring at this year's Annual Meeting, is a nominee for director and will stand for election at this year's Annual Meeting for a three-year term expiring at the 2003 Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal. For additional information regarding Mr. Elliott and Mr. Lapeyre see "Management - Directors and Executive Officers of the Company." The persons named in the proxy will vote FOR these nominees, except where authority has been withheld as to a particular nominee.

         The nominees for director receiving a plurality of the votes represented by the shares of Common Stock and Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected as directors. The nominees have consented to being named in this Proxy Statement and to serve their terms if elected. If the nominees should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THESE NOMINEES FOR
                             ELECTION TO THE BOARD.


                    PROPOSAL TO ADOPT THE INPUT/OUTPUT, INC.
                          2000 LONG-TERM INCENTIVE PLAN

GENERAL

         On June 29, 2000, the Company's Board of Directors adopted, subject to stockholder approval, the Input/Output, Inc. 2000 Long-Term Incentive Plan (the "2000 Plan"). The statements contained in this Proxy Statement concerning the terms and provisions of the 2000 Plan are summaries only and are qualified in their entirety by reference to the full text of the 2000 Plan, a copy of which is attached hereto as Appendix I.

         The 2000 Plan is not subject to the provisions of ERISA and is not a "qualified plan" within the meaning of Section 401 of the Internal Revenue Code (the "Code").

         The primary objective of the 2000 Plan is to promote stockholder value by providing appropriate incentives to key employees and certain other individuals who perform services for the Company and its affiliates. The Plan is administered by the Compensation Committee of the Board of Directors (the

"Committee"), which consists exclusively of non-employee directors. The Plan provides for the granting of stock options, stock appreciation rights, performance share awards and other equity-based awards providing similar benefits (collectively, "Awards"). Certain Awards under the Plan may be paid in cash or Common Stock, as determined by the Committee. The Committee has exclusive discretion to select the participants who will receive Awards and to determine the type, size and terms of each Award; however, non-employee directors are not eligible to receive Awards. The Committee will also make all other determinations that it decides are necessary or desirable in the interpretation and administration of the Plan.

SHARES SUBJECT TO THE 2000 PLAN.

         Pursuant to the 2000 Plan, the Committee may grant Awards covering at any one time up to 1,200,000 shares of Common Stock, plus 909,275 shares of Common Stock which were reserved but not subject to grants awarded under the Company's Amended and Restated 1990 Stock Option Plan (which expires on September 1, 2000). Under the 2000 Plan, the maximum number of shares of Common Stock underlying Awards that may be granted to any participant in any consecutive four-year period is limited to 1,200,000 shares. In addition, the maximum cash payout to any participant with respect to Awards is limited to $20,000,000 in any calendar year. The number of shares of Common Stock available under the 2000 Plan and outstanding Awards are subject to adjustment to prevent the dilution of rights of plan participants resulting from stock dividends, stock splits, recapitalizations or similar transactions.

AWARDS UNDER THE 2000 PLAN

         Under the 2000 Plan, the Committee may grant Awards in the form of Incentive Stock Options ("ISOs"), as defined in Section 422 of the Code, "nonstatutory" stock options ("NSOs"), stock appreciation rights ("SARs"), performance shares, and other stock-based awards. ISOs and NSOs together are called "Options." The terms of each Award will be reflected in an incentive agreement between the Company and the participant.

         Options. Generally, Options must be exercised within 10 years of the grant date, except with respect to ISO grants to a 10% or greater stockholder which shall be 5 years. The exercise price of each ISO may not be less than 100% of the fair market value of a share of common stock on the date of grant (110% in the case of a 10% or greater stockholder). To the extent the aggregate fair market value of shares of Common Stock for which ISOs are exercisable for the first time by any employee during any calendar year exceeds $100,000, those Options must be treated as NSOs. The exercise price of each Option is payable in cash or, in the Committee's discretion, by the delivery of shares of Common Stock owned by the optionee, or by any combination of these methods. At the discretion of the Committee, a participant may be granted reload options under the 2000 Plan that permit the participant to purchase an additional number of shares equal to the number of previously owned shares surrendered by the participant to pay for all or a portion of the option price or taxes upon exercise of his Options.

         SARs. Upon the exercise of an SAR, the holder will receive cash or Common Stock (or may receive a combination thereof), the aggregate value of which equals the amount by which the fair market value per share of the Common Stock on the exercise date exceeds the exercise price of the SAR, multiplied by the number of shares underlying the exercised portion of the SAR. An SAR may be granted in tandem with or independently of an NSO. SARs will be subject to such conditions and will be exercisable at such times as determined by the Committee, but the exercise price per share must be at least the fair market value of a share of Common Stock on the date of grant.

         Performance Shares. Performance Shares are awards of Common Stock contingent upon the degree to which performance objectives selected by the Committee are achieved during a specified period, subject to such adjustments as the Committee may approve based on relevant factors. The Committee establishes performance objectives that may be based upon Company, business segment, participant and/or other performance objectives as well as the period during which such performance objectives are to be achieved. Examples of performance criteria shall include (but are not limited to) pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total shareholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time, including the relative improvement therein. The Committee may make such adjustments in the computation of any performance measure as it considers are appropriate, provided that any such modification does not prevent an Award from qualifying for the "Performance-Based Exception" under Section 162(m) of the Code (described below). Performance Shares may be awarded alone or in conjunction with other Awards. Payment of Performance Shares may be made only in shares of Common Stock.

         Other Stock-Based Awards. Other stock-based awards are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Common Stock. Except to the extent that an other stock-based award is granted in substitution for an outstanding Award or is delivered upon exercise of an Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares), or (ii) in the case of an other stock-based award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the date of grant (or such percentage greater than 50% that is required by law). Subject to the terms of the 2000 Plan, the Compensation Committee may determine the terms and conditions of any stock-based awards, and those terms will be set forth in the incentive agreement with the participant.

         Supplemental Payments. The Committee, either at the time of grant or at the time of exercise of NSO or SAR or the time of vesting of Performance Shares, may provide for a Supplemental Payment by the Company to the participant in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to the exercise of the NSO or SAR, the vesting of the Performance Shares and the receipt of a Supplemental Payment in connection therewith, assuming the participant is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in Common Stock or cash, as determined by the Committee at the time of the payment.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL

         Except as otherwise provided in the applicable incentive agreement, if a participant's employment or other service is terminated other than due to his death, Disability, Retirement or for Cause (each capitalized term being defined in the 2000 Plan), any non-vested portion of Options or other applicable Awards will terminate and no further vesting will occur. In such event, such participant's then exercisable Options and Awards will remain exercisable until the earlier of (i) the expiration date set forth in the incentive agreement or
(ii) 180 days after the date of his termination, except with respect to Incentive Stock Options, in which case such period shall be three months. If his termination is due to disability or death, a participant's then exercisable Options will remain exercisable until the earlier of (a) the expiration date of such Options and (b) one year following termination. On retirement, a participant's then exercisable Options will remain exercisable for the earlier of (a) the expiration date of such Awards and (b) one year following termination (except for ISOs, which will remain exercisable for only three months following termination). On a termination for Cause, all his Options will expire at the termination date. Upon a


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


Change in Control, any restrictions on other stock-based awards will be deemed satisfied, all outstanding Options and SARs will accelerate and become immediately exercisable and all the performance shares and any other stock-based awards will become fully vested and deemed earned in full, if the incentive agreement so provides.

PERFORMANCE-BASED EXCEPTION

         Under Section 162(m) of the Code, the Company may deduct, for federal income-tax purposes, compensation paid to its chief executive officer and four other most highly compensated executive officers only to the extent that such compensation does not exceed $1,000,000 for any individual during any year, provided that compensation that qualifies as "performance-based compensation" is not counted toward the $1,000,000 limit (the "Performance-Based Exception"). The 2000 Plan includes features necessary for certain awards thereunder to qualify as "performance-based compensation." To so qualify, Options granted under the 2000 Plan to these covered individuals must have an exercise price per share that is not less than the fair market value of a share of the Company's Common Stock on the date of grant. Performance Shares may qualify for the exemption only if (i) the Committee establishes in writing objective performance goals for such awards no later than 90 days after the commencement of the performance period and (ii) no payments are made to participants pursuant to the Awards until the Committee certifies in writing that the applicable performance goals have been met.

FEDERAL TAX CONSEQUENCES

         The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

         NSOs. Under present regulations, an optionee who is granted an NSO will not realize taxable income at the time the Option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

         ISOs. An optionee is not taxed at the time an ISO is granted. The tax consequences upon exercise and later disposition depend upon whether the optionee was an employee of the Company or a subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the option. If the optionee satisfies both the employment rule and the holding rule, for regular tax purposes the optionee will not realize income upon exercise of the Option and the Company will not be allowed an income tax deduction at any time. The difference between the option price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding rule will apply to the exercise of an Option by the estate of an optionee, provided that the optionee satisfied the employment rule as of the date of such optionee's death. If the optionee meets the employment rule but fails to observe the holding rule (a "disqualifying disposition"), the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long-term or short-term depending on the length of time the stock was held after the option was exercised). If, however, the sales price is less than the fair market value


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


at the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sales price over the option price. In both situations, the Company's tax deduction is limited to the amount of ordinary income recognized by the optionee. Different consequences will apply for an optionee subject to the alternative minimum tax.

         Performance Shares. A participant is not taxed upon the grant of Performance Shares. Upon receipt of the underlying shares or cash, he will be taxed at ordinary income tax rates on the amount of cash received and/or the current fair market value of stock received, and the Company will be entitled to a corresponding tax deduction. The participant's basis in any shares acquired pursuant to the settlement of performance shares will be equal to the amount of ordinary income on which he was taxed and, upon subsequent disposition, any gain or loss will be capital gain or loss.

         Withholding. The Company shall have the right to reduce the number of shares of Common Stock deliverable pursuant to the 2000 Plan by an amount which would have a fair market value equal to the amount of all federal, state or local taxes to be withheld, based on the tax rates then in effect or the tax rates that the Company reasonably believes will be in effect for the applicable tax year, or to deduct the amount of such taxes from any cash payment to be made to the participant, pursuant to the 2000 Plan or otherwise.

NEW PLAN BENEFITS

         It is not possible to predict the individuals who will receive future awards under the 2000 Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Committee. On August 14, 2000, the closing price of a share of the Company's Common Stock on the NYSE composite tape transactions was $9.125.

TERMINATION OR AMENDMENT OF THE 2000 PLAN

         The Board may at any time amend, discontinue, or terminate all or any part of the 2000 Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent. In addition, the Company will seek the approval of the Company's stockholders for any amendment if approval is necessary to comply with the Internal Revenue Code, federal or state securities laws or any other applicable rules or regulations. Unless sooner terminated, the Plan will expire on July 1, 2010 and no awards may be granted after that date.

         Approval of the 2000 Plan requires the affirmative vote of holders of a majority of the votes cast, so long as the total votes cast on this proposal exceeds 50% of the total votes entitled to be cast.

       THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE COMPANY'S 2000 LONG-TERM INCENTIVE PLAN.



                        PROPOSAL TO RATIFY APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

       The Board has selected KPMG LLP as independent certified public accountants to audit the consolidated financial statements of the Company for its fiscal year ending May 31, 2001. Stockholders are being asked to ratify this appointment. The Company has been informed that neither KPMG LLP nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.


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


       Representatives of KPMG LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire and to be available to respond to appropriate questions.

       The affirmative vote of a majority of the votes cast at the Annual Meeting, provided a quorum is present, is required for approval of this proposal.

       THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MAY 31, 2001.


                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

       The following table sets forth the names, ages and titles of the directors and executive officers of the Company.

       Name                 Age             Title
       ----                 ---             -----
James M. Lapeyre, Jr.       47     Director and Chairman of the Board
Timothy J. Probert          49     Director, President and Chief Executive Officer
C. Robert Bunch             46     Vice President, Chief Administrative Officer,
                                   and Secretary
Thomas C. Connolly          51     Vice President - Manufacturing
Kenneth W. Pope             44     Vice President - Land Division
Rex K. Reavis               57     Vice President - Marine Division
David C. Baldwin            37     Director
Robert P. Brindley          50     Director
Ernest E. Cook              74     Director
Theodore H. Elliott, Jr.    64     Director
Robert P. Peebler           53     Director
Sam K. Smith                68     Director
William F. Wallace          61     Director

       Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.

       EXECUTIVE OFFICERS

         James M. Lapeyre, Jr. was appointed to the Board in December 1998, following the Company's acquisition of DigiCourse, Inc. from The Laitram Corporation. He was elected Chairman of the Board in May 1999. The DigiCourse, Inc. acquisition agreement dated September 30, 1998 provided that Mr. Lapeyre would be elected as a director of the Company following the acquisition. See "Voting and Stock Ownership of Management and Principal Stockholders." Mr. Lapeyre has held various positions at The Laitram

Corporation since 1979, and has served as its President since 1989. The Laitram Corporation is a privately-owned, New Orleans-based manufacturer of food processing equipment and modular conveyor belts, and was the previous owner of DigiCourse, Inc. Mr. Lapeyre, whose term as a director of the Company expires at the 2000 Annual Meeting of Stockholders, is a nominee for election at the Annual Meeting.

       Timothy J. Probert was appointed a director and elected President and Chief Executive Officer of the Company in March 2000. Mr. Probert spent the previous 27 years with various operating units of Baker Hughes Incorporated. Beginning his career as a field geologist in 1972, he progressed through various management roles in several Baker Hughes divisions. Mr. Probert was president of Baker Hughes Process, Eastman Teleco, Eastman Christensen, and Milpark Drilling Fluids. Most recently, Mr. Probert was president of Baker Hughes' INTEQ division, one of the leading providers of technical solutions to the drilling and production sectors of the energy industry. Mr. Probert's term as director will expire at the 2001 Annual Meeting. Mr. Probert also serves as a supervisory director of Core Laboratories N.V.

       C. Robert Bunch was elected Vice President and Chief Administrative Officer ("CAO") in October 1999. As CAO, Mr. Bunch's duties encompass the traditional roles of the chief financial officer and general counsel. Mr. Bunch's prior experience includes operations, finance and law. From May 1997 to October 1999, Mr. Bunch was a partner at King & Pennington, L.L.P. of Houston, where he practiced in several areas of business law. His previous legal experience includes serving as an attorney at Scott, Douglass & McConnico, L.L.P. from December 1994 to May 1997 where he concentrated on oil and gas matters. His operations and finance experience include serving as Executive Vice President and Chief Financial Officer and, later, Chief Operating Officer of OYO Geospace Corporation; Chief Financial Officer of Siberian American Oil Company; and Chief Financial Officer, and, later, President and Chief Operating Officer of Tescorp, Inc. Mr. Bunch also serves on the Board of Directors of Maverick Tube Corporation.

       Thomas C. Connolly was elected Vice President - Manufacturing in March 1998. Prior to joining the Company, Mr. Connolly served as a plant manager for Halliburton Energy Services in Dallas from January 1984 to April 1994, center manager of Halliburton Energy Services from May 1994 to March 1996, Vice President Manufacturing/Engineering of Halliburton Energy Services from March 1996 to October 1996 and as President of CRC Evans, a division of Weatherford Inc., from October 1996 to July 1997.

       Kenneth W. Pope was elected Vice President - Land Division in June 2000, after being elected as Vice President - Business Development in April 2000. Mr. Pope has served as President of Green Mountain Geophysics, Inc. since 1991. Green Mountain Geophysics became a wholly-owned subsidiary of the Company in 1997. Prior to joining Green Mountain Geophysics, Mr. Pope held various senior management positions at Solbourne Computer, Inc. and NBI, Inc., manufacturers and distributors of proprietary workstations and computer systems. Mr. Pope began his career as a certified public accountant with Peat Marwick & Mitchell.

       Rex K. Reavis was elected Vice President - Marine Division in June
2000. He was formerly Vice President of the Company's Land Division since December 1998. Prior to that, Mr. Reavis served in various management positions at Schlumberger from 1991 to 1998 and also served as Chief Operating Officer of Terra Marine Engineering from 1985 to 1991 and Chief Executive Officer of M&I Industries from 1979 to 1985.

         DIRECTORS

         David C. Baldwin was elected to the Company's Board of Directors in June 1999, and served as Vice President and Chief Financial Officer from June 1999 to January 2000. Mr. Baldwin is a managing director of SCF Partners, a Houston-based investment firm. He also currently serves on the board of Newpark Resources, a NYSE-listed company. Mr. Baldwin serves on the Company's Board as the designee of SCF - IV, L.P., the owner of the Company's Preferred Stock, pursuant to the terms of Certificates of Designation for the Preferred Stock. The designee of the Preferred Stockholder serves one-year terms; it is contemplated that the holder of the Preferred Stock will nominate and elect Mr. Baldwin to continue to serve as its designee.

         Robert P. Brindley has served as a director of the Company since July 1994. Mr. Brindley served as Executive Vice President and Chief Financial Officer of the Company from June 1997 to August 1999. He previously served as Senior Vice President and Chief Financial Officer of the Company from 1991 to June 1997, Vice President and Chief Financial Officer - Finance from 1987 to 1991, Vice President and Controller from 1982 to 1987, and Controller from 1975 to 1982. He also served as Secretary of the Company from 1987 to July 1998. Mr. Brindley currently serves as Chairman and CEO of Blue Water Ventures, Inc., a Houston-based venture capital company, and as CFO of RTON, Ltd., a privately-held contract cable assembly company. Mr. Brindley also serves on the boards of Spinnaker Capital, Inc. and Reservoir Technologies, Inc. Mr. Brindley's term as a director of the Company expires at the 2000 Annual Meeting of Stockholders.

         Ernest E. Cook, a director of the Company since February 1987, is an independent oil and gas consultant. Mr. Cook's term as a director of the Company expires at the 2001 Annual Meeting of Stockholders.

         Theodore H. Elliott, Jr., a director of the Company since February 1987, has been Chairman of Prime Capital Management Co. Inc., a Stamford, Connecticut venture capital company, during the past five years. Mr. Elliott, whose term as a director of the Company expires at the 2000 Annual Meeting of Stockholders, is a nominee for election at the Annual Meeting.

         Robert P. Peebler was elected to the Board in November 1999. Mr. Peebler was appointed Vice President of e-Business Strategy and Ventures of the Halliburton Company in May 2000, after serving since 1992 as President and Chief Executive Officer of Landmark Graphics Corporation, a Houston-based provider of workstation technical software for the petroleum industry. Prior to such time he held a variety of executive positions at Landmark including Chief Operating Officer and president of Landmark's seismic products division. Mr. Peebler is an author and speaker about information technology trends shaping the exploration and production industry. Mr. Peebler's term as a director expires at the 2002 Annual Meeting of Stockholders.

         Sam K. Smith was appointed to the Company's Board of Directors in June 1999, and served as Chief Executive Officer from May 1999 to March 2000. Mr. Smith is a former chairman of the board of Landmark Graphics Corporation, serving in that capacity from 1989 to 1996. Prior to that time, he was a special limited partner at Sevin-Rosen Management, a Texas-based venture capital firm from 1983 to 1993, and spent 26 years prior to that at Texas Instruments, Inc. Mr. Smith serves as a director for three private companies. Mr. Smith's term as a director expires at the 2002 Annual Meeting of Stockholders.

         William F. Wallace was elected to the Board in August 1998. Since 1996, Mr. Wallace has served as a consultant to The Beacon Group, a New York - based venture capital fund. From October 1994 to July 1995, Mr. Wallace served as a director, President and Chief Operating Officer of Plains Petroleum Company, a NYSE-listed oil and gas production and exploration company based in Denver. Following Plains' merger with Barrett Resources, a NYSE-listed oil and gas production and exploration company, Mr. Wallace served as a director and Vice Chairman of the Board of Barrett from July 1995 to March 1996. Prior to joining Plains, Mr. Wallace served from 1989 to 1994 as a regional vice president of Texaco

Exploration and Production, Inc. Mr. Wallace currently serves on the boards of directors of KMOC Oil Corp. and Westport Oil and Gas Company, Inc., both of which are privately owned. Mr. Wallace's term as a director of the Company expires at the 2001 Annual Meeting of Stockholders.

         No director is related to any other director or executive officer of the Company or its subsidiaries, and except as described above, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

         Corporate officers are appointed by the Board and serve at the discretion of the Board.

MEETINGS OF DIRECTORS AND COMMITTEES

         The Board held 10 Board meetings during fiscal 2000. Each director attended at least 75% of the total meetings of the Board and each committee on which that director served.

         The Company has the following standing Committees:

         THE AUDIT COMMITTEE, which currently consists of Messrs. Elliott (Chairman), Wallace and Brindley, met five times during fiscal 2000. The audit committee is appointed by the Board to assist the Board in reviewing with management the Company's financial statements and our compliance with certain legal and regulatory compliance requirements, and reviewing the independence and performance of our external auditors. More specifically, the Committee has the authority to

         o review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls;

         o review with management and the independent auditors our quarterly financial statements; and

         o receive periodic reports from the independent auditor regarding the auditor's independence.

         THE COMPENSATION COMMITTEE, which currently consists of Messrs. Wallace (Chairman), Cook and Peebler, held four meetings during fiscal 2000. The Compensation Committee has the authority to

         o review and recommend the cash and non-cash compensation of each officer on a periodic basis; and

         o review, recommend and in certain instances make grants and awards under the Company's profit sharing plans and stock option or other stock-based benefit plans, and incentive and other employee benefit plans provided to the Company's employees, officers and directors.

         THE NOMINATING COMMITTEE, which currently consists of Messrs. Cook (Chairman), Baldwin and Lapeyre, met one time during fiscal 2000. Its principal functions are to identify suitable candidates to fill vacancies on the Board which may occur from time to time. The Nominating Committee will consider nominees recommended by holders of Common Stock. Nominations should be sent to the Nominating Committee in care of the Company's Corporate Secretary at the address set forth on the first page of this Proxy Statement on or before April 26, 2001.

                     REMUNERATION OF DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

       The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended May 31, 2000, 1999 and 1998, paid or accrued by the Company to or on behalf of those persons who were during the fiscal year ended May 31, 2000 the Company's Chief Executive Officers, and certain other of the most highly compensated executive officers of the Company (the Company's Chief Executive Officers and the other officers named in the table below are collectively referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                       ALL OTHER
                                           ANNUAL COMPENSATION            LONG-TERM COMPENSATION     COMPENSATION
                                  -----------------------------------   -------------------------  ----------------
                                                                        Securities   Restricted
                                  Fiscal                                Underlying  Stock Awards
                                   Year       Salary         Bonus        Options      (4)(5)
                                  ------  -------------   -----------   ----------  -------------  ----------------
Timothy J. Probert (1)             2000   $   75,000           - 0 -      300,000   $  393,750(4)              --
Director, President and
Chief Executive Officer

Sam K. Smith (1)(2)                2000   $  202,295(2)        - 0 -       30,000        - 0 -                 --
Chief Executive Officer            1999        - 0 -           - 0 -        - 0 -        - 0 -                 --

Axel M. Sigmar                     2000   $  187,500           - 0 -        - 0 -           --         $1,094,155(3)
President and                      1999   $  291,667           - 0 -      400,000           --         $   33,013(9)(10)
Chief Operating Officer            1998   $  207,000      $  195,300      280,000           --         $   49,246(9)(10)

Rex K. Reavis                      2000   $  199,993      $   30,000        7,500   $  157,500(4)              --
Vice President - Marine Division   1999   $  183,329      $   45,000       80,000           --                 --

Bruce A. Reichert                  2000   $  151,961           - 0 -           --           --                 --
Vice President - Engineering       1999   $  120,000      $   60,000       50,000           --                 --
                                   1998   $   45,000(6)           --       10,000           --                 --

Thomas C. Connolly                 2000   $  170,000      $   30,000       15,000           --                 --
Vice President - Manufacturing     1999   $  170,000              --       35,000           --                 --
                                   1998   $   42,500(7)   $   30,000       35,000           --                 --

Kenneth W. Pope                    2000   $  127,083              --       22,500   $  216,875(5)(4)           --
Vice President - Land Division     1999   $  110,000      $   10,000        5,000           --                 --
                                   1998   $   50,416(8)   $   27,019       10,000           --                 --

----------

(1) Mr. Probert joined the Company on March 1, 2000 as President and Chief Executive Officer, replacing Mr. Smith who was Chief Executive Officer from May 28, 1999 to March 1, 2000.

(2) Under Mr. Smith's compensation agreement with the Company, Mr. Smith received, in addition to his cash compensation of $66,670, $135,625 paid to Mr. Smith through the issuance of a total of 17,500 shares of Common Stock. The shares of Common Stock were issued in quarterly installments in fiscal 2000, each in a transaction exempt from registration under the Securities Act of 1933. See "-- Employment and Consulting Agreements" below.

(3) Represents payments pursuant to Mr. Sigmar's separation agreement and termination of employment effective January 2000. See "-- Employment and Consulting Agreements" below.

(4) Represents grants under the Company's 2000 Restricted Stock Plan. The Company is required to use the closing price of its Common Stock on the date of grant of the restricted stock award for valuation purposes with respect to this column. The restricted period with respect to each of the Company's restricted stock awards issued under the 2000 Restricted Stock Plan is three years for 33.3% of the shares awarded, four years for an additional 33.3% of the shares awarded and five years for the remaining 33.3% of the shares awarded. Dividend and voting rights of restricted stock are the same as those for all other shares of the Company's outstanding Common Stock. Based on the last reported sales price on May 5, 2000 (the date of grant for these awards) of Common Stock on the New York Stock Exchange of $7.875 per share, Mr. Probert's holdings were 50,000 shares with a value of $393,750, Mr. Reavis's holdings were 20,000 shares with a value of $157,500, and Mr. Pope's holdings were 20,000 shares with a value of $157,500.

(5) Represents grants under the Company's 1990 Restricted Stock plan. The Company is required to use the closing price of its Common Stock on the date of grant of the restricted stock award for valuation purposes with respect to this column. The restricted period with respect to each of the Company's restricted stock awards under its 1990 Restricted Stock Plan is two years for 50% of the shares awarded, three years for an additional 25% of the shares awarded and four years for the remaining 25% of the shares awarded. Dividend and voting rights of restricted stock are the same as those for all other shares of the Company's outstanding Common Stock. Based on the last reported sales price on March 1, 2000 (the date of grant for Mr. Pope) of Common Stock on the New York Stock Exchange of $5.9375 per share, Mr. Pope's holding were 10,000 shares, having the value of $59,375.

(6)  Mr. Reichert joined the Company on January 14, 1998.

(7)  Mr. Connolly joined the Company on March 9, 1998.

(8) Mr. Pope joined the Company as part of the purchase of Green Mountain Geophysics, Inc. in December 1997.

(9) During fiscal 1998, the Company contributed to its Section 401(k) Plan as follows: Mr. Sigmar: $18,345. During fiscal 1999, the Company contributed to its Section 401(k) Plan as follows: Mr. Sigmar: $2,112.

(10) During fiscal 1998 and 1999, the Company paid whole life insurance premiums as contributions with respect to the Company's Supplemental Executive Retirement Plan (SERP) as follows: Mr. Sigmar: $30,901.

       During fiscal 2000, the named individuals and certain officers included in the group received benefits in the form of certain perquisites. However, none of the individuals identified in the foregoing table received perquisites which exceeded in value the lesser of $50,000 or 10% of such officer's salary and bonus.

STOCK OPTIONS

       The options shown below were awarded during fiscal 2000 to the Company's Named Executive Officers under the Company's Amended and Restated 1990 Stock Option Plan (the "1990 Stock Option Plan"), except as otherwise noted below:


                        OPTION GRANTS IN LAST FISCAL YEAR


                                           Individual Grants
------------------------------------------------------------------------------------------------------
                                            Percent of
                           Number          total options
                        of securities       granted to       Exercise or                  Hypothetical
                         underlying        employees in      base price     Expiration     Grant Date
      Name            options granted      fiscal year          (1)           date          Value (2)
--------------------  ----------------     -------------     -----------    ----------    ------------
                          (#)                 (%)            ($/Sh)
Timothy J. Probert       150,000              8.15           $ 5.9375       03/01/10       $ 429,015
                         150,000              8.15           $ 6.1250       04/14/10       $ 439,599

Sam K. Smith              30,000              1.63           $10.0000       06/01/09       $ 141,722

Axel M. Sigmar           100,000              5.41           $   8.02             (3)             (3)

Rex K. Reavis              7,500              0.41           $ 5.8125       04/01/10       $  20,859

Bruce A. Reichert            0                  --                 --             --              --

Thomas C. Connolly        15,000              0.81           $ 5.8125       04/01/10       $  41,717

Kenneth W. Pope           15,000              0.81           $ 5.8750       10/21/09       $  41,893
                           7,500              0.41           $ 5.8125       04/01/10       $  20,859

----------

(1) These options generally vest in four equal annual increments beginning on the first anniversary date of the date of the grant. The 1990 Stock Option Plan provides that in the event of a "change of control" of the Company (as defined in the 1990 Stock Option Plan), all stock options will become fully vested (unless the successor to the Company assumes or replaces on substantially equivalent terms the options outstanding).

(2) The options are valued pursuant to the Black-Scholes valuation model, based upon the following assumptions: (a) expected stock price volatility calculated using monthly changes in stock price since May 1995 resulting in a stock price volatility of 49%; (b) a risk-free rate of return calculated using the interest rates of five-year U.S. Treasury notes as of the date of the grant; and (c) a time of exercise assumption of five years (although the actual option term generally is ten years, that period was reduced for valuation purposes to reflect the non-transferability, vesting schedule and risk of forfeiture of the options).

(3) These options were canceled pursuant to Mr. Sigmar's separation agreement and termination of employment effective January 2000.


       The following table shows the number of shares covered by all exercisable and non-exercisable stock options held by the Named Executive Officers as of May 31, 2000. Also reported are the year-end values for their unexercised "in-the-money" options, which represent the positive spread between the exercise price of any option and the year-end market price of the Common Stock.

                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                               Shares                                                                 Value of Unexercised
                            Acquired on        Value        Number of Unexercised Options at     In-the-Money Options at Fiscal
           Name               Exercise       Realized              Fiscal Year End (#)                    Year End ($)
  ------------------        -----------      --------       --------------------------------     ------------------------------
                                                            Exercisable        Unexercisable     Exercisable      Unexercisable
                                                            -----------        -------------     -----------      -------------
  Timothy J. Probert              0              0                    0              300,000         $     0          $ 553,125

  Sam K. Smith                    0              0                6,667               53,333         $ 2,083          $  30,417

  Axel M. Sigmar                  0              0              418,650                   -0-        $59,530                 -0-

  Rex K. Reavis                   0              0               20,000               67,500         $18,750          $  71,719

  Bruce Reichart                  0              0               22,500               47,500         $ 7,500          $  56,250

  Thomas C. Connolly              0              0               30,000               55,000         $ 1,875          $  53,437

  Kenneth W. Pope                 0              0                6,250               31,250         $     0          $  51,094

----------

       On May 31, 2000, the last reported sales price of the Common Stock on the New York Stock Exchange composite tape was $7.875 per share. None of the Named Executive Officers exercised Company stock options during fiscal 2000.

EMPLOYMENT AND CONSULTING AGREEMENTS

       In February 2000, the Company entered into an employment agreement with Mr. Probert. The agreement expires on February 28, 2004, but is automatically renewable for additional one year terms, unless either party provides prior written notice of termination. This agreement provides for an annual base salary of $300,000. If the employment agreement is terminated by the Company without cause (as defined in the agreement), or Mr. Probert resigns for good reason (as defined), in either case prior to a "change of control" (as defined), the Company will pay Mr. Probert over a two-year period following termination the sum of two times Mr. Probert's annual base salary in effect on his termination date, plus two times the average of his annual bonus for the past three fiscal years. In addition, if within 18 months after a change of control the Company terminates Mr. Probert's employment for any reason other than for "cause" or if Mr. Probert terminates his employment with the Company for good reason, the Company shall pay Mr. Probert an amount equal to the sum of three times Mr. Probert's annual base salary in effect on his termination date, plus three times the average of his annual bonus payments for the three fiscal years prior to his termination. This amount may be less, depending upon the specific "good reason" termination event. Under certain circumstances, the Company will be obligated to pay certain cash tax "gross-up" amounts to Mr. Probert in the event that he becomes subject to the excise tax imposed by Section 4999 of the Code as the result of a change in control under Section 280G of the Code. Under the employment agreement, Mr. Probert is entitled to receive bonuses pursuant to the Company's Annual Incentive Plan, subject to a minimum bonus for fiscal 2001 equal to 50% of Mr. Probert's annual base salary reduced by the value of his restricted stock grants. In addition, under the agreement Mr. Probert was granted stock options in March 2000 covering a total of 150,000 shares of Common Stock, and a stock option in May 2000 for an additional 150,000 shares based upon the Company's obligation under the agreement to grant Mr. Probert stock options covering shares in an amount equal to three times the number of shares that he purchased in the open market in March and April 2000. See "-- 2000 Restricted Stock Plan" and Compensation Committee Report on Executive Compensation -- Compensation of the Chief Executive Officer."

       In June 1999, the Board approved the compensation arrangements between the Company and Mr. Smith in his capacity as Chief Executive Officer. Effective June 1, 1999, Mr. Smith was to receive compensation valued at $20,000 per month. One-third of this amount was paid in cash, and two-thirds were paid by the Company's issuance to Mr. Smith of Common Stock of the Company, valued monthly at the last reported sales price per share on the NYSE composite transactions tape on the last trading day of each month. Under his agreement, Mr. Smith received a total of 17,500 shares of unregistered Common Stock between June 1999 and March 2000. Additionally, the Compensation Committee granted to Mr. Smith nonqualified stock options to purchase 30,000 shares of Common Stock under the terms of the Company's Amended and Restated 1990 Stock Option Plan. The exercise price for this grant is $10.00 per share, the term of the stock option is for one year, and vesting will accelerate in the event that Mr. Smith is removed from the Board of Directors. On June 1, 1999, the date of grant, the closing sales price for the Company's Common Stock as reported on the NYSE composite transactions tape was $8.4375 per share. Mr. Smith's agreement terminated upon Mr. Smith's resignation as an officer of the Company in March 2000.

       Mr. Brindley's employment agreement with the Company terminated in August 1999 pursuant to the terms of a separation agreement which provided for aggregate severance and related payments to Mr. Brindley of $640,834. In October 1999, Mr. Brindley and the Company entered into a Consulting and Collection Agreement, whereby the Company engaged Mr. Brindley on a commissions basis (ranging from 4.4% to 2.0%, depending upon the particular geographic region) to assist the Company with respect to the collection of certain past-due foreign accounts. Under this agreement, Mr. Brindley earned during fiscal 2000 total commissions of $487,000 on actual amounts collected. The agreement expires on September 1, 2000.

       Effective August 17, 1999, the Company and Mr. Sigmar entered into an employment agreement. The employment agreement provided for an annual base salary of $300,000 and for Mr. Sigmar to be eligible to participate in the Company's management incentive plans. Also, the agreement provided upon its effective date for full vesting for Mr. Sigmar as a participant in the Company's Supplemental Executive Retirement

Plan (SERP), the grant of a non-qualified stock option for 100,000 shares of Common Stock under the 1990 Stock Option Plan and accelerated vesting and extension of post-employment exercise periods for certain other stock options. In addition, the Company repurchased 100,000 shares of Common Stock owned by Mr. Sigmar at a purchase price of $8.02 per share on the agreement's effective date. The agreement provided for severance payments to Mr. Sigmar by the Company upon his termination of employment in an amount of up to two years' annual base salary plus 24 months' aggregate cash bonuses, a lump sum amount equal to the present value of his SERP vested deferred benefit accrued through termination, continuation of participation in Company group health plans, plus vesting and extension of post-employment exercise periods of certain previous stock option grants. In January 2000, Mr. Sigmar's employment as an officer and employee with the Company terminated, and Mr. Sigmar received $1,094,155 calculated under the terms of his employment agreement. Mr. Sigmar resigned as a director of the Company in May 2000.

CHANGE OF CONTROL AND SEVERANCE AGREEMENTS

       The Company has entered into severance and change of control agreements with Messrs. Connolly, Pope, Reavis and Reichert. Under the terms of the severance and change of control agreements, in the event of a termination of employment of a covered executive officer during the 18-month period following a "change of control" of the Company (as defined in the agreements) other than a voluntary resignation or retirement by the officer (except as stated below) or a termination of employment for "cause" (as defined in the agreements) or by reason of death or disability, the officer will be entitled to receive certain severance payments and other benefits. A voluntary resignation by the officer following a "change of duties" (as defined in the agreements) of the officer will also entitle the officer to the severance benefits and other benefits.

       The severance payment amount, payable in one lump sum on or before the 30th day following termination, shall be equal to two times the sum of (a) the greater of such officer's annual base salary on the effective date of the change of control or the date of the termination of employment plus (b) the amount of the applicable "Target Bonus" for the officer as determined under the management bonus or incentive program then in effect. In addition, the officer under those circumstances will be entitled to receive continued medical, dental, vision and group life coverage under the Company's applicable plans (to the extent permitted by law or by the plan carriers) for a period of one year or until the officer becomes eligible to obtain comparable coverage from a subsequent employer. Furthermore, to the extent the officer's stock options and restricted stock have not fully vested, such options and restricted stock shall thereupon accelerate and immediately become fully vested. In the event that any payment under any agreement would constitute an "excess parachute payment" under Section 280G of the Code, the severance amounts and other benefits would be reduced to an amount so that the present value of all amounts so receivable would be less than the threshold amount of any excess parachute payment.

       The term of each agreement is for three years, but each agreement will automatically renew for additional three-year terms absent prior written notice from the officer or the Company. Each agreement also effectively amends the terms of any stock option agreement or restricted stock award between the Company and the officer to provide that in the event of a change of control of the Company and the full assumption by the successor to the Company of the Company's options or restricted stock or their replacement with equivalent options or restricted stock awards, the Company's options and restricted stock held by that officer will not be accelerated and become 100% vested upon the change of control event.

2000 RESTRICTED STOCK PLAN

       In March 2000, the Company's Board of Directors adopted the Input/Output, Inc. 2000 Restricted Stock Plan (the "2000 Restricted Plan") in order to afford the Company with another means to provide current and potential key management employees of the Company with a proprietary interest in the Company. The 2000 Restricted Plan provides that the maximum number of shares of Common Stock ("Restricted Stock") that may be delivered pursuant to awards under the Restricted Plan is 200,000, subject to adjustment. No individual participant may receive, during any fiscal year, awards covering an aggregate of more than 50,000 shares of Common Stock. As of August 14, 2000, the Company had granted 123,000 shares of Restricted Stock under the Restricted Plan. Unless sooner terminated by action of the Board, the 2000 Restricted Plan will terminate on March 13, 2010.

         During March 2000, the Company implemented an executive "matching" program whereby the Company agreed to grant one share of restricted stock for each share purchased by certain senior executives in open-market transactions in March and April 2000. As a result, the Company issued in May 2000 a total of 123,000 shares of restricted stock under the 2000 Restricted Plan to these executives. In connection with the repurchase program, Messrs. Bunch and Pope incurred bank indebtedness in the original principal amount of $200,000 and $125,000, respectively. The Company is a guarantor of this indebtedness and would be liable for the entire amount of either loan in the event of a default thereunder.

         Pursuant to the terms of the 2000 Restricted Plan, the Company enters into individual award agreements with plan participants designated by the Compensation Committee, which agreements will provide the number of shares of Restricted Stock granted pursuant to the award, the price, if any, to be paid by the participant for the Restricted Stock, the time or times within which the award is subject to forfeiture (the "Restricted Period") and the other terms, limitations and any performance objectives as are specified by the Compensation Committee. Certificates representing the Restricted Stock will bear appropriate legends regarding the transfer restrictions, and participants will not be permitted to sell, transfer, pledge, assign or otherwise dispose of their Restricted Stock during the Restricted Period. The Restricted Plan is administered by the Compensation Committee, and the Board may from time to time discontinue or further amend the 2000 Restricted Plan without the consent of the participants.

ANNUAL INCENTIVE PLAN

         In November 1999, the Board adopted and approved the terms of the Input/Output, Inc. Annual Incentive Plan (the "Incentive Plan"). The purpose of the Incentive Plan is to advance the interests of the Company and its stockholders by providing certain of the Company's employees with annual incentive compensation which is tied to the achievement of preestablished and objective performance goals. The Incentive Plan is designed to provide the Company with flexibility in achieving those purposes and to implement performance-based compensation strategies that will attract and retain officers and employees who are important to the long-term success of the Company.

         All employees of the Company are eligible to participate in the Incentive Plan after six months of service. Approximately 60 days after the end of the Company's fiscal year, the Compensation Committee will calculate a bonus pool based on the difference between the Company's profits before taxes and the Company's return on its book equity. One-half of the bonus pool is then distributed pro rata to participants based on their base pay for the prior fiscal year. The remaining 50% of the bonus pool is allocated by the Compensation Committee, in its discretion, among the participants. The minimum bonus pool for fiscal 2000 and fiscal 2001 is $500,000, all of which is distributable on a discretionary basis. The Incentive Plan is administered by the Compensation Committee, and the Board may from time to time discontinue or further amend the Incentive Plan without the consent of the participants.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors reviews, evaluates and establishes the salary levels of corporate officers and administers the Company's stock option, restricted stock and management incentive plans. The current members of the Committee are William F. Wallace (Chairman), Ernest E. Cook, and Robert Peebler. The following report presents the Committee's summary of the Company's compensation programs and policies and describes the bases for compensation of the Company's executive officers and its chief executive officer.

COMPENSATION POLICY

         The principal goals of the Company's executive compensation policy are to provide competitive compensation opportunities to attract and retain qualified and productive executive employees; to motivate executives to meet and exceed corporate financial goals; and to create meaningful links between corporate performance, individual performance and rewards. It has been the Company's traditional executive compensation policy that a significant portion of the compensation paid to the executive officers should be based on the Company's results of operations and the growth in value of its equity. This policy in prior years has aligned the interests of the Company's management and stockholders by placing increased emphasis on performance-based pay and reduced emphasis on fixed pay in overall total compensation. Historically, the Company's executive compensation policies have been designed to provide competitive levels of compensation that integrated annual base compensation with bonuses based upon corporate performance and individual initiatives and performance. Also, the Company has adopted and maintained stock option plans and restricted stock plans under which the benefits realized by executives are directly related to stock price performance.

         In response to the seismic services industry downturn in fiscal 1999 continuing through fiscal 2000, the Compensation Committee determined to adjust certain components of the Company's compensation and benefits programs in order for the Company to attract and retain talented managers and personnel. First of all, the Committee recommended and the Company adopted during fiscal 2000 a new Annual Incentive Plan, providing for cash incentives to employees and executives based upon annual before-tax profits and returns on average stockholders' equity during a fiscal year. This new Annual Incentive Plan is designed to reward executives and employees consistent with market median compensation levels when the Company returns to appropriate profitability levels.

         Secondly, the Committee retained the services of William M. Mercer, Incorporated, principally to review the Company's long-term incentives. Following Mercer's report and recommendations, the Committee recommended that the Board of Directors adopt a restricted stock plan and a new long-term incentive plan. Participation by executives in the restricted stock plan during fiscal 2000 was limited to those who bought shares of Company Common Stock in open-market transactions during a specified period in March and April 2000. The Company then matched the amount of shares purchased by the executive by awarding to him the same number of shares of restricted stock.

         The 2000 Long-Term Incentive Plan was adopted by the Board partially due to the fact that the Company's 1990 Employees Stock Option Plan expires in September 2000. The Long-Term Incentive Plan incorporates non-utilized shares under the 1990 Employees Stock Option Plan plus an additional 1,200,000 shares reserved for issuance in grants of Incentive Awards under the Plan. The 2000 Long-Term Incentive Plan authorizes the Committee to grant incentive stock options and non-qualified stock options, stock appreciation rights, performance shares and other stock-based awards. No grants under this Plan have been made and no grants will be made unless stockholder approval of the 2000 Long-Term Incentive Plan at the 2000 Annual Meeting has been obtained.

         In its assessment of compensation levels, the Committee takes into consideration performance relative to the individual responsibilities of the executive officers, and considerations of internal equity, as well as the financial performance of the Company relative to its goals and relative to the financial performance of other companies. The Committee also considers the competitiveness of the entire executive compensation package and each of its individual components. The Committee reviews the performance of the Company and each officer individually to determine salary and bonus adjustments and to determine stock awards.

         Company executive compensation has traditionally consisted of three key elements: a long-term incentive component (stock options and in less frequent instances, restricted stock awards); a short-term incentive component (cash bonus for attainment of established financial and performance goals); and base salary. The Committee approves the annual salaries for all officers of the Company. The Committee reviews recommendations made by the Chief Executive Officer with regard to salary adjustments for officers other than himself, and then either approves or amends these recommended salary adjustments. The Committee independently reviews performance of the Chief Executive Officer and determines an appropriate salary based on the criteria set forth above, as well as input from outside compensation consultants and other sources.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         Mr. Probert's compensation for fiscal 2000 was determined under the terms of his February 2000 employment agreement. Under his employment agreement, Mr. Probert is to receive an annual base salary of $300,000 beginning March 1, 2000 and will be eligible to participate in the Input/Output, Inc. Annual Incentive Plan for the Company's fiscal year commencing June 1, 2000. Under his agreement, Mr. Probert was granted a non-qualified stock option effective March 1, 2000 to purchase 150,000 shares of common stock of the Company under the 1990 Stock Option Plan having an exercise price equal to the fair market value of the stock on the date of grant ($5.94 per share). This option will vest in equal installments over a four year period beginning on the date of the grant. This option has a term of ten (10) years. In April 2000, Mr. Probert was granted an option for an additional 150,000 shares by virtue of the terms of his employment agreement, which provided that the Company would grant stock options to him covering shares in an amount three times that which he purchased in the open market in March and April. This option has identical terms concerning vesting and acceleration events as his March stock option. Mr. Probert also received in May 2000 a grant of 50,000 shares of restricted stock under the terms of the 2000 Restricted Stock Plan and the Company's fiscal 2000 executive "matching" program.

SUMMARY

         The Committee has considered the impact of Section 162(m) of the Code regarding the corporate limitations on deducting certain compensation expenses. It is the Committee's intent to adopt policies to obtain maximum tax deductibility of executive compensation, consistent with providing motivational and competitive compensation which is truly performance-based. In furtherance of this goal, the new 2000 Long-Term Incentive Plan is intended to meet the requirements of Section 162(m) to achieve maximum deductibility of executive compensation expense. However, it is also the Committee's intent to balance the effectiveness of its plans and compensation policies against the materiality of any possible lost deductions.

         The Committee believes that the Company's executive compensation policies and programs serve the interests of the stockholders and the Company effectively. The various compensation programs are believed appropriately balanced to provide motivation for executives to contribute to the Company's overall success and enhance the value of the Company for the stockholders' benefit. When performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Committee will continue to monitor the effectiveness of the Company's total compensation program and continue to make proposals where appropriate, in order to meet the current and future needs of the Company.

         This report has been provided by the Compensation Committee.

                          William F. Wallace, Chairman

                                 Ernest E. Cook

                                 Robert Peebler

       The Compensation Committee Report on executive compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PERFORMANCE GRAPH

       The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

       The following performance graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock (as measured by dividing: (i) the difference between the Common Stock share price at the end and the beginning of the measurement period by (ii) the Common Stock share price at the beginning of the measurement period) with the cumulative total return assuming reinvestment of dividends of (1) the Standard and Poor's 500 Index, (2) the Standard and Poor's Electronics Index, and (3) the Standard and Poor's Oil and Gas Field Services Index. The Company believes that the companies included within the Standard and Poor's Oil and Gas Field Services Index are more indicative of its market and competitors and will discontinue use of the Standard and Poor's Electronics Index after this year.

                               PERFORMANCE GRAPH

                                                           FISCAL YEAR ENDING
                                    ----------------------------------------------------------------
COMPANY/INDEX/MARKET                5/31/1995  5/31/1996  5/30/1997  5/29/1998  5/28/1999  5/31/2000
Input/Output Inc                       100.00     237.50     104.41     129.41      50.00      46.32

Electronics (Instrumentation)          100.00     126.95     172.61     180.69     232.39     496.25
Oil & Gas Drilling & Equip             100.00     133.51     182.56     232.25     192.77     256.74

S&P Composite                          100.00     128.44     166.22     217.23     262.90     290.45

       The graph assumes that $100.00 was invested on June 1, 1995 in each of the Company's Common Stock, the Standard & Poor's 500 Index, the Standard & Poor's Electronics Index and the Standard & Poor's Oil and Gas Field Services Index and assumes that all dividends were re-invested.

COMPENSATION OF DIRECTORS

       Each director who is not an employee of the Company receives $1,500 for each meeting attended ($500 for telephonic meetings) and $1,000 for each committee meeting attended. In addition, each non-employee director receives an annual stipend of $15,000, and each Committee Chairman will receive an additional annual stipend of $3,000.

       DIRECTORS RETIREMENT PLAN. In 1992, the Company adopted its Directors Retirement Plan. Under the Directors Retirement Plan, participation was limited to directors who served as outside directors for an aggregate of not less than five years or whose service on the Board as an outside director terminated due to death or disability or a change in control of the Company. Payment of benefits under the Directors Retirement Plan commences at the beginning of the Company's fiscal quarter next following the later of the dates on which a director (i) attains age sixty-five and (ii) retires from the Board.

         In 1996, the Board determined to discontinue the Directors Retirement Plan. Under the terms adopted by the Board, all benefit accruals relating to years of service through the date of discontinuation were frozen; in addition, participation by any individual not then an outside director was prohibited. During 1998, the Board determined to further amend the Plan to provide, in lieu of payments of benefits in quarterly installments, a lump sum payment equivalent to the present value of the product of the "Applicable Stipend" times the "Applicable Period." The "Applicable Period" is a period of years equal to the lesser of (a) the actual number of years and portions thereof, rounded upwards to the nearest six months, during which such director served as an outside director, and (b) ten years. In June 1999, at the Company's Board of Directors meeting the "Annual Stipend" definition was amended to be $15,000. The present value will be computed on the basis of the actuarial equivalent of the stream of payments represented by the Applicable Stipend paid in quarterly installments over a period of time equal to the Applicable Period.

         Currently, only Messrs. Cook and Elliott are entitled to receive any benefits under the Directors Retirement Plan.

         NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN. As a means to attract and recruit qualified new directors and to retain capable directors in a manner that promotes ownership of a proprietary interest in the Company, the Input/Output, Inc. Amended and Restated 1996 Non-Employee Director Stock Option Plan (the "Directors Plan") was adopted in 1996. In 1998, the Company's stockholders approved certain amendments to the plan, increasing the total shares of Common Stock authorized for issuance under the Directors Plan to 700,000 shares.

         Under the terms of the Directors Plan, each non-employee director of the Company is to be granted an option to purchase 20,000 shares of Common Stock on the date that person commences serving as a non-employee director. Afterwards, the non-employee director will be entitled to receive options to purchase 10,000 shares on the first business days of each November following such initial 20,000 share grant. The initial 20,000 share grant vests in 33.33% installments on the first, second and third anniversary dates of the initial grant; the first 10,000 share grant after the initial grant vests in 50% installments on the first and second anniversary dates of its grant; and the second 10,000 share grant after the initial grant will be fully exercisable on and after the first anniversary date of that grant. Any subsequent annual grants are each fully exercisable on their dates of grant. Messrs. Smith, Peebler, and Baldwin were each granted 20,000-share options effective upon their appointment to the Board during fiscal 2000. See "Management".

         The Directors Plan also provides for discretionary grants of stock options to Non-Employee Directors as determined from time to time by the Board.

         As of June 30, 2000, the Company had options covering 356,000 shares of Common Stock available for future grant under the Directors Plan.

                    VOTING AND STOCK OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

         At the Record Date, there were outstanding 51,152,845 shares of Common Stock which were held of record by 426 stockholders, and the Company believes that there were approximately 17,000 beneficial owners of Common Stock on that date. Each share of Common Stock is entitled to one vote on each matter to come before the Annual Meeting.

         The following table sets forth certain information with regard to the beneficial ownership as of June 30, 2000 of Common Stock by (i) all persons known by the Company to be the beneficial owners of more than five percent of the outstanding Common Stock or Preferred Stock, (ii) each director and nominee for director of the Company, (iii) each Named Executive Officer of the Company and (iv) all executive officers and directors as a group (15 persons).

                                                COMMON STOCK               PREFERRED STOCK
                                          -----------------------     -------------------------
                                          Number of    Percent of     Number of      Percent of
Name of Beneficial Owner(1)               Shares(1)       Class         Shares         Class
---------------------------               ---------    ----------     ---------      ----------
PRIMECAP Management Company               5,363,600       10.5%            --               --
   225 S. Lake Avenue
   Pasadena, CA 91101-3005

Vanguard Horizon Funds                    2,823,000        5.5%            --               --
   P.O. Box 2600
   Valley Forge, PA 19482-2600

SCF-IV, L.P. (14)                                --         --         40,000(2)          100%
   600 Travis, Suite 6600                                              Series B
   Houston, TX 77002                                                   15,000             100%
                                                                       Series C
The Laitram Corporation                   5,794,000       11.3%            --               --
   220 Laitram Lane
   Harahan, LA 70123

James M. Lapeyre (3)                        145,167        0.3%            --               --

Timothy  J. Probert (4)                     150,000        0.3%            --               --

Kenneth W. Pope (5)                          56,250        0.1%            --               --

Tom  C. Connolly (6)                         30,619          *             --               --

Rex K. Reavis (7)                            71,957        0.1%            --               --

David C. Baldwin (8)                          6,667          *             --               --

Robert Peebler                                   --         --

Ernest E. Cook (9)                          118,000        0.2%            --               --

Theodore H. Elliott, Jr. (10)               140,500        1.3%            --               --

Robert P. Brindley (11)                     185,733        0.4%

Sam K. Smith (12)                            54,167        0.1%            --               --

William F. Wallace(13)                       11,667          *             --               --

All officers and directors as a
group (15 persons)                        1,479,877        2.9%            --               --

----------

*Less than 0.1%.

(1) Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The table also includes shares of Common Stock held by wives and minor children of such persons and corporations and partnerships in which such persons hold a controlling interest, but excludes any controlling interest which may be deemed solely to exist by virtue of such person being a director of a corporation.

(2) The Preferred Stock may be converted into an aggregate of 8,175,889 shares of Common Stock (based upon the current conversion price of $7.22 per share) upon the earlier to occur of the third anniversary of the issuance of the Preferred Stock or a change of control (as defined) of the Company, and is mandatorily convertible on May 7, 2004. David C. Baldwin, the designee of the holder of the Preferred Stock to the Company's Board of Directors, is a managing director of SCF Partners, an affiliate of SCF-IV, L.P. Mr. Baldwin disclaims any beneficial ownership of the Preferred Stock or the Common Stock into which it may be converted. Each share of Preferred Stock is currently entitled to 125 votes on each matter presented at the Annual Meeting.

(3) Represents 6,667 shares which are subject to currently exercisable options granted under the Amended and Restated 1996 Non-Employee Directors Stock Option Plan and 40,500 shares held as custodian or trustee for the benefit of his minor children, of which Mr. Lapeyre disclaims any beneficial interest.

(4)    Includes 50,000 shares subject to the 2000 Restricted Stock Plan.

(5) Includes 20,000 shares subject to the 2000 Restricted Stock Plan, 10,000 shares issued under the 1998 Restricted Stock Plan, and 6,250 shares which are subject to currently exercisable options granted under the Amended and Restated 1990 Stock Option Plan.

(6) Includes 30,000 shares which are subject to currently exercisable options granted under the Amended and Restated 1990 Stock Option Plan and 619 shares purchased through the Company's Employee Stock Purchase Plan.

(7) Includes 20,000 shares subject to the 2000 Restricted Stock Plan, 20,000 shares which are subject to currently exercisable options granted under the Amended and Restated 1990 Stock Option Plan, and 7,291 shares purchased through the Company's Employee Stock Purchase Plan.

(8) Includes 6,667 shares which are subject to currently exercisable options granted under the Amended and Restated 1996 Non-Employee Directors Stock Option Plan.

(9) Includes 99,500 shares which are subject to currently exercisable options granted under the 1991 Directors Stock Option Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan

(10) Includes 129,500 shares which are subject to currently exercisable options granted under the 1991 Directors Stock Option Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan.

(11) Includes 185,733 shares which are subject to currently exercisable options granted under the 1990 Stock Option Plan.

(12) Includes 6,667 shares which are subject to currently exercisable options granted under the Amended and Restated 1996 Non-Employee Directors Stock Option Plan and 30,000 shares which are subject to currently exercisable options granted under the Amended and Restated 1990 Stock Option Plan.

(13) Includes 11,667 shares which are subject to currently exercisable options granted under the Amended and Restated 1996 Non-Employee Directors Stock Option Plan.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 (the 1934 Act) requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes of ownership of Common Stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely upon management's review of Forms 3, 4 and 5 provided to the Company during the fiscal year ended May 31, 2000, the Company believes that the Company's officers and directors and the persons who own more than 10% of the Company's Common Stock had complied will all Section 16 filing requirements, except that Sam K. Smith filed five days late a Form 4 showing the acquisition of 1,750 shares of Common Stock in May 2000.

                              CERTAIN TRANSACTIONS

         In connection with the Company's acquisition of DigiCourse, Inc. in 1998, the Company entered into a Continued Services Agreement with The Laitram Corporation under which Laitram agreed to provide accounting, software, manufacturing and maintenance services to the Company. Mr. Lapeyre, the Company's Chairman of the Board, is the chairman and principal stockholder of Laitram. Under the terms of the Service Agreement, Laitram bills the Company for facility lease and machine shop services rendered on a monthly basis. For the fiscal year ended May 31, 2000, the Company paid Laitram an aggregate of $1,500,000 under the Continued Services Agreement. The facility lease portion of the Service Agreement has a term expiring September 30, 2001 and the machine shop portion term expired on November 17, 1999.

                  STOCKHOLDER PROPOSALS AT 2001 ANNUAL MEETING

         The Board presently intends to hold the Company's next Annual Meeting of Stockholders on or about September 25, 2001. A proxy statement and notice of this meeting will be mailed to all stockholders approximately one month prior to that date. In order to be eligible for inclusion in the Company's proxy statement for the 2001 Annual Meeting of Stockholders, a proposal of a stockholder must be received by the Company at its principal executive offices in Stafford, Texas, by April 26, 2001. All stockholder proposals of this nature must comply with SEC Rule 14a-8 under the 1934 Act.

         In addition, in order for a stockholder proposal to be raised from the floor during the next year's annual meeting, written notice about that proposal must be received by the Company by no later than April 26, 2001 and must contain the necessary information as required by the Company's bylaws. In order for a stockholder to make a director nomination at an annual meeting, it is necessary to notify the Company not fewer than 120 days in advance of the day specified in the Proxy Statement for this year's Annual Meeting.

         Since August 24, 2000 is specified as the mailing date in this year's Proxy Statement, in order for any nomination notice or stockholder proposal to be timely for next year's annual meeting, it must be received by the Company not later than April 26, 2001 (that is, 120 days prior to August 24). Also, the notice must meet the other requirements contained in the Company's bylaws. A copy of the relevant bylaw provisions containing the requirements for making stockholder proposals may be obtained by contacting the Company's Secretary at the executive headquarters of the Company. Also, please refer to "Management-Meetings of Directors and Committees" for information about suggestions for nominations to the Board of Directors.

                                  OTHER MATTERS

         The Company will bear all costs of this proxy solicitation. In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse these brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials. In addition, the Company has retained Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for assistance in connection with the Annual Meeting at a cost of approximately $4,000.00 plus reimbursement of reasonable out-of-pocket expenses.

         The Board does not know of any business to be presented for consideration at the Annual Meeting other than that stated in the accompanying Notice. It is intended, however, that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at such meeting.

         The Annual Report of Stockholders for the fiscal year ended May 31, 2000, which includes financial statements, is enclosed herewith. The Annual Report does not form a part of this Proxy Statement or the materials for the solicitation of proxies to be voted at the Annual Meeting.

         Information contained in the Proxy Statement relating to the security holdings of and related information concerning directors and officers of the Company is based upon information received from the individual directors and officers.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                           By Order of the Board of Directors,



                                           C. Robert Bunch
                                           Secretary
Stafford, Texas
August 24, 2000

                                   APPENDIX I


                               INPUT/OUTPUT, INC.
                          2000 LONG-TERM INCENTIVE PLAN

                                   SECTION 1.

                           GENERAL PROVISIONS RELATING
                    TO PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1      PURPOSE

       The purpose of the Plan is to foster and promote the long-term financial success of Input/Output, Inc. (the "COMPANY") and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees and Consultants, (b) motivating superior performance of key Employees and Consultants by means of long-term performance related incentives, (e) encouraging and providing key Employees and Consultants with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees and Consultants by providing competitive incentive compensation opportunities, and (e) enabling key Employees and Consultants to share in the long-term growth and success of the Company.

       The Plan provides for payment of various forms of incentive compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

       Subject to approval by the Company's stockholders pursuant to Section 6.1, the Plan will become effective as of July 1, 2000 (the "EFFECTIVE DATE"). The Plan will commence on the Effective Date, and will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to
Section 6.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award that is an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2      DEFINITIONS

       The following terms shall have the meanings set forth below:

            (a) APPRECIATION. The difference between the Fair Market Value of a share of Common Stock on the date of exercise of a Tandem SAR and the option exercise price per share of the Nonstatutory Stock Option to which the Tandem SAR relates.

            (b) AUTHORIZED OFFICER. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

            (c) BOARD. The Board of Directors of the Company.

            (d) CAUSE. When used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment or Grantee's services as a Consultant by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the willful and proven misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful, continued and unreasonable failure by the

       Grantee to perform the material duties assigned to him which is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or by a designated officer of the Company or a Subsidiary; (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company's or Subsidiary's conflict of interest policy, if any, then in effect; or
       (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary; or (vii) the material breach by a Consultant of such Grantee's contract with the Company.

            (e) CEO. The Chief Executive Officer of the Company.

            (f) CHANGE IN CONTROL. Any of the events described in and subject to
       Section 5.7.

            (g) CODE. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

            (h) COMMITTEE. A committee appointed by the Board consisting of at least two directors, who fulfill the "outside directors" requirements of
       Section 162(m) of the Code, to administer the Plan. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee.

           The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

            (i) COMMON STOCK. The common stock of the Company, $.01 per value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified, re-capitalized, or exchanged.

            (j) COMPANY. Input/Output, Inc., Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.

            (k) CONSULTANT. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not a Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii), is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

            (l) COVERED EMPLOYEE. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation Section 1.162-27(c) (or its successor), during any such period that the Company is a Publicly Held Corporation.

            (m) DEFERRED STOCK. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to Section 4. at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.

            (n) DISABILITY. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.

            (o) EMPLOYEE. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

            (p) EMPLOYMENT. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, government service or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

            Unless otherwise provided in the Incentive Agreement, the term "Employment" for purposes of the Plan is also defined to include compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary).

            (q) EXCHANGE ACT. The Securities Exchange Act of 1934, as amended.

            (r) FAIR MARKET VALUE. While the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or as quoted on any national interdealer quotation system, if such shares are not so listed.

            (s) GRANTEE. Any Employee or Consultant who is granted an Incentive Award under the Plan.

            (t) IMMEDIATE FAMILY. With respect to a Grantee, the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

            (u) INCENTIVE AWARD. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Stock Appreciation Right, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.

            (v) INCENTIVE AGREEMENT. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 5.1 (a).

            (w) INCENTIVE STOCK OPTION OR ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

            (x) INDEPENDENT SAR. A Stock Appreciation Right described in Section 2.5.

            (y) INSIDER. While the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

            (z) NONSTATUTORY STOCK OPTION. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option or to which Section 421 of the Code does not apply.

            (aa) OPTION PRICE. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

            (bb) OTHER STOCK-BASED AWARD. An award granted by the Committee to a Grantee under Section 2 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

            (cc) PARENT. Any corporation (whether now or hereafter existing) which constitutes a "Parent" of the Company, as defined in Section 424(e) of the Code.

            (dd) PERFORMANCE-BASED EXCEPTION. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

            (ee) PERFORMANCE PERIOD. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee's right to and the payment value of any Performance Share or Other Stock-Based Award.

            (ff) PERFORMANCE SHARE. An Incentive Award representing a contingent right to receive shares of Common Stock at the end of a Performance Period.

            (gg) PLAN. Input/Output, Inc. 2000 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.

            (hh) PUBLICLY HELD CORPORATION. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

            (ii) RETIREMENT. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee's Incentive Agreement.

            (jj) SHARE. A share of Common Stock of the Company.

            (kk) SHARE POOL. The number of shares authorized for issuance under
       Section 1.4 as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 5.5.

            (ll) SPREAD. The difference between the exercise price per Share specified in any SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

            (mm) STOCK APPRECIATION RIGHT OR SAR. A Tandem SAR described in
       Section 2.4 or an Independent SAR described in Section 2.5.

            (nn) STOCK OPTION OR OPTION. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee or Consultant, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with
       Section 422 of the Code, only an Employee of the Company, Parent or Subsidiary may be granted an Incentive Stock Option.

            (oo) SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

            (pp) SUPPLEMENTAL PAYMENT. Any amount, as described in Sections 2.7, and/or 3.2, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

            (qq) TANDEM SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to Section 2.4, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR with respect thereto, shall similarly be canceled).

1.3      PLAN ADMINISTRATION

            (a) AUTHORITY OF THE COMMITTEE. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to
       (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

            (b) MEETINGS. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings.


            (c) DECISIONS BINDING. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

            (d) MODIFICATION OF OUTSTANDING INCENTIVE AWARDS. Subject to the stockholder approval requirements of Section 6.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

            (e) DELEGATION OF AUTHORITY. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

            (f) EXPENSES OF COMMITTEE. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents, as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

            (g) INDEMNIFICATION. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles or Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

            (h) AWARDS IN FOREIGN COUNTRIES. The Board shall have the authority to adopt modifications, procedures, sub-plans, and other similar plan documents as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its subsidiaries may operate to assure the viability of the benefits of Incentive Awards made to individuals employed in such countries and to meet the objectives of the Plan.

1.4      SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

         Subject to adjustment under Section 5.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Options that may be exercised or settled in Common Stock) 1,200,000 Shares of Common Stock. In addition to the 1,200,000 Shares reserved pursuant to the previous sentence, there also be available for grants of Incentive Awards under the Plan, an additional 909,275 Shares which represents the number of Shares that were reserved under the Company's now terminated Amended and Restated 1990 Stock Option Plan (but not covered by exercised or outstanding options thereunder) and have been assumed under this Plan as of the Effective Date.

         The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder; provided, however, the aggregate number of Shares which may be issued upon exercise of ISOs shall in no event exceed 1,200,000 Shares (subject to adjustment pursuant to Section 5.5). The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

         While the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception which shall be done in accordance with the time periods in Code Section 162(m) and the regulations thereunder, the following rules shall apply to grants of Incentive Awards to Covered Employees:

            (a) Subject to adjustment as provided in Section 5.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARS, Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any consecutive four year period pursuant to any Incentive Awards held by any individual Covered Employee shall be 1,200,000 Shares.

            (b) The maximum aggregate cash payout (including SARS and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be Twenty Million dollars ($20,000,000).

            (c) With respect to any Stock Option or Stock Appreciation Right granted to a Covered Employee that is canceled, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

1.5      SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS.

         The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

            (a) Stock Option;

            (b) SAR (except a Tandem SAR);

            (c) A payout of a Performance Share in Shares;

            (d) A payout of an Other Stock-Based Award in Shares.

         The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

            (a) A payout of an SAR or Other Stock-Based Award in the form of cash;

            (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award; and

            (c) Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price plus any Shares withheld to pay withholding taxes).

1.6      COMMON STOCK AVAILABLE.

         The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7      PARTICIPATION

            (a) ELIGIBILITY. The Committee shall from time to time designate those Employees or Consultants, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee, who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

            (b) INCENTIVE STOCK OPTION ELIGIBILITY. No Consultant shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8      TYPES OF INCENTIVE AWARDS
         The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Performance Shares and Supplemental Payments as described in Section 3, Other Stock-Based Awards and Supplemental Payments as described in Section 5, and any combination of the foregoing.

                                   SECTION 2.

                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1      GRANT OF STOCK OPTIONS

         The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees or Consultants and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2      STOCK OPTION TERMS

            (a) WRITTEN AGREEMENT. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth, subject to Section 422 of the Code, the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

            (b) NUMBER OF SHARES. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

            (c) EXERCISE PRICE. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Incentive Stock Option is granted (110% for 10% or greater shareholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

            (d) TERM. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall be not more than ten (10) years from the date of grant (five years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

            (e) EXERCISE. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

            (f) $100,000 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $ 100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3      STOCK OPTION EXERCISES

            (a) METHOD OF EXERCISE AND PAYMENT. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised.

         The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, or (iii) by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) by any combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. The Company shall not withhold shares, and the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

         While the Company is a Publicly Held Corporation, the Committee may also allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a "cashless exercise" with a broker or dealer), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

         Subject to Section 5.2 during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian or personal representative in the event of his Disability) or by a broker or dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

            (b) RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders' agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or quoted, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

         Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

            (c) NOTIFICATION OF DISQUALIFYING DISPOSITION OF SHARES FROM INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

            (d) PROCEEDS OF OPTION EXERCISE. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

            (e) INFORMATION REQUIRED IN CONNECTION WITH EXERCISE OF INCENTIVE STOCK OPTION. The Company shall provide the Grantee with a written statement required by Code Section 6039 no later than January 31 of the year following the calendar year during which the Grantee exercises an Option that is intended to be an Incentive Stock Option.

2.4      STOCK APPRECIATION RIGHTS IN TANDEM WITH NONSTATUTORY STOCK OPTIONS

            (a) GRANT. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option.

       A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a "Tandem SAR."

            (b) GENERAL PROVISIONS. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.

            (c) EXERCISE. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate.

            (d) SETTLEMENT. Upon exercise of a Tandem SAR, the holder shall receive, for each Share specified in the Tandem SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement. The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. If the Appreciation is to be paid in Common Stock or cash only, the resulting shares or cash shall be determined dividing (1) by
       (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date. If a portion of the Appreciation is to be paid in Shares, the Share amount shall be determined by calculating the amount of cash payable pursuant to the preceding sentence then by dividing (1) as defined herein, minus the amount of cash payable, by (2) as defined herein.

2.5      STOCK APPRECIATION RIGHTS INDEPENDENT OF NONSTATUTORY STOCK OPTIONS

            (a) GRANT. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options ("Independent SARs").

            (b) GENERAL PROVISIONS. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

            (c) EXERCISE. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

            (d) SETTLEMENT. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. If the Appreciation is to be paid in Common Stock or cash only, the resulting shares or cash shall be determined by dividing
       (1) by (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date. If a portion of the Appreciation is to be paid in Shares, the Share amount shall be determined by calculating the amount of cash payable pursuant to the preceding sentence then by dividing (1) as defined herein, minus the amount of cash payable, by (2) as defined herein.

2.6      RELOAD OPTIONS

         At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement, Stock Options under the Plan that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay for all or a portion of the Option Price or taxes upon exercise of his Stock Options. The terms and conditions of such Stock Options shall be set forth in the Incentive Agreement.

2.7 SUPPLEMENTAL PAYMENT ON EXERCISE OF NONSTATUTORY STOCK OPTIONS OR STOCK APPRECIATION RIGHTS

         The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                   SECTION 3.

                               PERFORMANCE SHARES

3.1      PERFORMANCE BASED AWARDS

            (a) GRANT. The Committee is authorized to grant Performance Shares to selected Grantees who are Employees or Consultants. Each grant of Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

            (b) PERFORMANCE CRITERIA. The Committee may establish performance goals applicable to Performance Shares based upon criteria in one or more of the following categories: (i) performance of the Company as a whole,
       (ii) performance of a segment of the Company's business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company's business shall relate to the achievement of financial and operating objectives of the segment for which the participant is accountable. Examples of performance criteria shall include (but are not limited to) pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total shareholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a participant's overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among participants.

            (c) MODIFICATION. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers to be necessary. The Committee shall not permit any such modification that would cause the Performance Shares to fail to qualify for the Performance-Based Exception, if applicable.

            (d) PAYMENT. The basis for payment of Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee's Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the number of Performance Shares may be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Shares granted at the beginning of the Performance Period times the final Performance Share value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement, solely in Common Stock.

            (e) SPECIAL RULE FOR COVERED EMPLOYEES. No later than the ninetieth
       (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance goals as described in Section 3.1(b) applicable to Performance Shares awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Share granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation Section 1.162-27(e)(2) (or its successor). As soon as practicable following the Company's determination of the Company's financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period,
       (iii) any other terms that are material to the grant of Performance Shares, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.

3.2      SUPPLEMENTAL PAYMENT ON VESTING OF PERFORMANCE SHARES

         The Committee, either at the time of grant or at the time of vesting of Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in Common Stock.

                                   SECTION 4.

                            OTHER STOCK-BASED AWARDS

4.1      GRANT OF OTHER STOCK-BASED AWARDS

         Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

4.2      OTHER STOCK-BASED AWARD TERMS

            (a) WRITTEN AGREEMENT. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

            (b) PURCHASE PRICE. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law).

            (c) PERFORMANCE CRITERIA AND OTHER TERMS. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 3.2.

            (d) PAYMENT. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

            (e) DIVIDENDS. The Grantee of an Other Stock-Based Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

                                   SECTION 5.

                    PROVISIONS RELATING TO PLAN PARTICIPATION

5.1      PLAN CONDITIONS

            (a) INCENTIVE AGREEMENT. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award as determined by the Committee (including if terminated for Cause), (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders' agreement or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

            (b) NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment or to continue to provide services as a Consultant) by any Grantee or affect the right of the Company to terminate the Employment or services of any Grantee at any time without regard to the existence of the Plan.

            (c) SECURITIES REQUIREMENTS. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange or national quotation system on which Shares are traded or quoted. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

         If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

5.2      TRANSFERABILITY

         Incentive Awards granted under the Plan shall not be transferable or assignable, pledged, or otherwise encumbered other than by will or the laws of descent and distribution. However, only with respect to Incentive Awards that are not Incentive Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which Immediate Family members are the only partners, (iv) any other entity owned solely by Immediate Family members, or (v) pursuant to a domestic relations order that would qualify under Code Section 414(p); provided that (A) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must expressly provide for transferability in a manner consistent with this Section 5.2, (B) the actual transfer must be approved in advance by the committee, and (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with the first sentence of this section. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Grantee" (subject to the immediately succeeding paragraph) shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 5.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

         Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee's termination of employment.

         The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute a transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 5.2 shall be void and ineffective. The Committee in its discretion shall make all determinations under this Section 5.2.

5.3      RIGHTS AS A STOCKHOLDER

            (a) NO STOCKHOLDER RIGHTS. A Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

            (b) REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

5.4      LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

         The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange or quotation system on which Shares of Common Stock are traded or quoted. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award.

5.5      CHANGE IN STOCK AND ADJUSTMENTS

            (a) CHANGES IN LAW. Subject to Section 5.7 (which only applies in the event of a Change of Control), in the event of any change in applicable law which warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and
       (iii) the price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

            (b) EXERCISE OF CORPORATE POWERS. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

            (c) RECAPITALIZATION OF THE COMPANY. Subject to Section 5.7 (which only applies in the event of a Change in Control), in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), re-capitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Incentive Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Incentive Awards, (iii) the number of shares and type of Common Stock (or other securities or property) subject to the annual per-individual limitation under Section 1.4 (a) of the Plan, (iv) the Option Price of each outstanding Incentive Award, and (v) the number of or Option Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate Option Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Incentive Award shall always be a whole number. In lieu of the forgoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Incentive Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Code Section 422. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

       Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Grantee of its computation of such adjustment or cash payment, which shall be conclusive and shall be binding upon each such Grantee.

            (d) ISSUE OF COMMON STOCK BY THE COMPANY. Except as herein above expressly provided in this Section 5.5 and subject to Section 5.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards.

            (e) ASSUMPTION UNDER THE PLAN OF OUTSTANDING STOCK OPTIONS. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section
       1.4. In addition,
       any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

            (f) ASSUMPTION OF INCENTIVE AWARDS BY A SUCCESSOR. Unless otherwise determined by the Committee in its discretion pursuant to the next paragraph, but subject to the accelerated vesting and other provisions of
       Section 5.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock (or other securities or property) as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). A "Corporate Event" means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

       Subject to the accelerated vesting and other provisions of Section 5.7 that apply in the event of a Change in Control, in the event of a Corporate Event, the Committee in its discretion shall have the right and power to:

                    i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; or

                    ii) provide for the exchange or substitution of each
            Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

                    iii) provide for the assumption of the Plan and such
            outstanding Incentive Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).

5.6      TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

            (a) TERMINATION OF EMPLOYMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment or services as a Consultant is terminated for any reason other than due to his death, Disability, Retirement, or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) one hundred eighty (180) days after the date of his termination, except with respect to Incentive Stock Options, in which case such period shall be three (3) months.

            (b) TERMINATION OF EMPLOYMENT FOR CAUSE. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of the termination of a Grantee's Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m., Houston, Texas time, on the date of such termination of Employment for cause.

            (c) RETIREMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon the termination of Employment due to the Retirement of any Employee who is a Grantee:

                    i) any non-vested portion of any outstanding Option or other
            Incentive Award shall thereupon automatically be accelerated and become fully vested; and

                    ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) twelve months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

            (d) DISABILITY OR DEATH. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of employment as a result of the Grantee's Disability or death:

                    i) any non-vested portion of any outstanding Option or other applicable incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

                    ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee's termination of Employment date.

            In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of "Disability" in Section 1.2, whether the Employee has incurred a "Disability" for purposes of determining the length of the Option exercise period following termination of Employment under this paragraph
       (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

            (d) CONTINUATION. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

5.7      CHANGE IN CONTROL

       In the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee's Incentive
Agreement:

            (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

            (b) all of the restrictions and conditions of any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

            (c) all of the Performance Shares and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

       Notwithstanding any other provision of this Plan, unless otherwise expressly provided in the Grantee's Incentive Agreement, the provisions of this
Section 5.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards, subject, however, to the last paragraph of this Section 5.7.

       For all purposes of this Plan, a "Change in Control" of the Company means the occurrence of any one or more of the following events:

            (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a "Merger"), if, following such Merger, the conditions described in clauses (i) and (ii) of Section 5.7(c) (below) are satisfied;

            (b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (a solicitation by any person or group of persons for the purpose of opposing a solicitation of proxies or consents by the Board with respect to the election or removal of Directors at any annual or special meeting of stockholders) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

            (c) Approval by the stockholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

            (d) The sale or other disposition of all or substantially all of the assets of the Company.

5.8      EXCHANGE OF INCENTIVE AWARDS

       The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

                                   SECTION 6.

                                     GENERAL

6.1      EFFECTIVE DATE AND GRANT PERIOD

       This Plan is adopted by the Board effective as of July 1, 2000 (the "EFFECTIVE DATE") subject to the approval of the stockholders of the Company within one year from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. No Incentive Award that is an Incentive Stock Option shall be granted under the Plan after ten (10) years from the Effective Date.

6.2      FUNDING AND LIABILITY OF COMPANY

       No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

6.3      WITHHOLDING TAXES

            (a) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

            (b) SHARE WITHHOLDING. With respect to tax withholding required upon the exercise of Stock Options or SARs, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

            (c) INCENTIVE STOCK OPTIONS. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the

       Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

6.4      NO GUARANTEE OF TAX CONSEQUENCES

       Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

6.5      DESIGNATION OF BENEFICIARY BY PARTICIPANT

       Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

6.6      DEFERRALS

       The Committee may authorize and establish deferred compensation agreements and arrangements in connection with Incentive Awards under the Plan and may establish trusts and other arrangements including "rabbi trusts", with respect to such agreements and appoint one or more trustees for such trusts.

       The Committee may permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the satisfaction of any requirements or goals with respect to Performance Shares or Other Stock-Based Awards. If any deferral election is permitted hereunder, the Committee may, in its discretion, establish rules and procedures for such payment deferrals to the extent required for tax deferral of compensation under applicable sections of the Code.

6.7      AMENDMENT AND TERMINATION

       The Board shall have the power and authority to terminate or amend the Plan at any time. No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

       In addition, to the extent that the Committee determines that (a) the listing or qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing or quotation system requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

6.8      GOVERNMENTAL ENTITIES AND SECURITIES EXCHANGES

        The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

6.9      SUCCESSORS TO COMPANY

       All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.10     MISCELLANEOUS PROVISIONS

            (a) No Employee or Consultant, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee or Consultant, any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

            (b) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

6.11     SEVERABILITY

       In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

6.12     GENDER, TENSE AND HEADINGS

       Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

6.13     GOVERNING LAW

       The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States or applicable provisions of the Delaware General Corporation Law.

PROXY                                                                      PROXY

                               INPUT/OUTPUT, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           FOR THE ANNUAL MEETING OF STOCKHOLDERS--SEPTEMBER 25, 2000

     The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated August 24, 2000, and hereby appoints Timothy J. Probert and C. Robert Bunch, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of common stock of Input/Output, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held at the Stafford Civic Center, 1415 Constitution Avenue, Stafford, Texas 77477, on Monday, September 25, 2000 at 3:00 p.m. Central Daylight Time, and at any adjournments or postponements thereof.

     PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES IN ITEM 1, FOR THE PROPOSALS SET FORTH IN ITEMS 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 4. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

     PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------

                               INPUT/OUTPUT, INC.

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. ELECTION OF DIRECTORS -                       For  Withhold  For All  3.   The ratification of the          For  Against  Abstain
   Nominees : 01- Theodore H. Elliott, Jr. and   All     All    Except        appointment of KPMG Peat         [ ]    [ ]      [ ]
              02- James M. Lapeyre, Jr.          [ ]     [ ]     [ ]          Marwick LLP as the Company's
                                                                              independent certified public
                                                                              accountants for the fiscal
                                                                              year ending May 31, 2001.


-------------------------------------------
(Except nominee(s) written above)


2. The approval of the Input/Output, Inc. 2000   For  Withhold  Abstain   4.  In their discretion upon         For  Against  Abstain
   Long-Term Incentive Plan.                                                  such other matters as            [ ]    [ ]      [ ]
                                                 [ ]    [ ]      [ ]          may properly come before the
                                                                              meeting.


                                                                          The board of directors recommends a vote FOR the
                                                                          nominees and proposals above and if no specification is
                                                                          made, the shares will be voted for nominees and proposals.



                                                                                               Dated:_________________________,2000

                                                                                       Signature(s)________________________________

                                                                                       ____________________________________________
                                                                                       Signature should agree with name printed
                                                                                       herein. If stock is held in the name of more
                                                                                       than one person, EACH joint owner should
                                                                                       sign. Executors, administrators, trustees,
                                                                                       guardians and attorneys should indicate the
                                                                                       capacity in which they sign. Attorneys should
                                                                                       submit powers of attorney.

------------------------------------------------------------------------------------------------------------------------------------

                            o FOLD AND DETACH HERE o


                            YOUR VOTE IS IMPORTANT!

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.